SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 5, 2011

HITTITE MICROWAVE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51448	04-2854672
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2 Elizabeth Drive, Chelmsford, Massachusetts 01824

(Address of principal executive offices) (Zip Code)

(978) 250-3343

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07               Submission of Matters to a Vote of Security Holders.

Hittite Microwave Corporation (the “Company”) held its 2011 Annual Meeting of Stockholders on May 5, 2011, at which four proposals were submitted to, and approved by, our shareholders. The holders of 28,694,532 shares of common stock were present or represented by proxy at the meeting. The proposals are described in detail in our proxy statement for the 2011 Annual Meeting filed with the Securities and Exchange Commission on April 5, 2011. The final results for the votes for each proposal are set forth below.

(a)           At the annual meeting, each of Stephen G. Daly, Ernest L. Godshalk, Rick D. Hess, Adrienne M. Markham, Brian P. McAloon, Cosmo S. Trapani and Franklin Weigold was elected as a director of the Company, to serve a one-year term expiring at the 2012 Annual Meeting of Stockholders. The votes cast in the election of directors were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Stephen G. Daly	25,942,635	406,426	2,345,471
Ernest L. Godshalk	25,858,694	490,367	2,345,471
Rick D. Hess	26,258,066	90,995	2,345,471
Adrienne M. Markham	25,887,154	461,907	2,345,471
Brian P. McAloon	25,875,404	473,657	2,345,471
Cosmo S. Trapani	26,090,054	259,007	2,345,471
Franklin Weigold	25,875,452	473,609	2,345,471

(b)           At the annual meeting, our stockholders voted to approve the compensation of our named executive officers. The votes cast on this proposal were as follows:

Proposal	Votes For	Votes Against	Abstentions	Broker Non-Votes
To approve, on an advisory basis, the compensation of the named executive officers	25,630,257	465,146	253,658	2,345,471

(c)           At the annual meeting, our stockholders voted for every year as the frequency by which we should conduct shareholder advisory votes on executive compensation, which we refer to as a say on pay vote. The votes cast on this proposal were as follows:

Proposal	Every 1 Year	Every 2 Years	Every 3 Years	Abstain	Broker Non- Votes
To approve, on an advisory basis, the frequency of future advisory stockholder votes on executive compensation	20,800,374	864,015	4,626,562	58,110	2,345,471

In light of this vote, we intend to include future say on pay votes in our proxy materials on an annual basis.

(d)           At the annual meeting, our stockholders also approved the proposal to ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for 2011. The votes cast on this proposal were as follows:

Proposal	Votes For	Votes Against	Abstentions	Broker Non-Votes
To ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for 2011	28,104,095	589,223	1,214	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HITTITE MICROWAVE CORPORATION

	By:	/s/ Stephen G. Daly
Stephen G. Daly
Chief Executive Officer

Date: May 10, 2011